UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C.  20549

________________

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): April 7, 2014

APPLIED VISUAL SCIENCES, INC.
(Exact name of registrant as specified in its charter)

Delaware	000-28238	54-1521616
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

525K East Market Street, # 116, Leesburg, Virginia 20176
(Address of principal executive offices, zip code)

(703) 539-6190

(Registrant's telephone number, including area code)

Not Applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ]

Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ]

Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ]

Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ]

Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01	Other Events

Effective April 7, 2014, Applied Visual Sciences, Inc. (the “Company”) announces that Mr. Michael W. Trudnak, the Company’s Chairman and Chief Executive Officer, has been forced to take a medical leave of absence.

SIGNATURE(S)

        Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.

APPLIED VISUAL SCIENCES, INC. (Registrant)
Date: April 8, 2014	By:/s/ Gregory E. Hare Gregory E. Hare Chief Financial Officer

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